SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

BioMedical Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	____000-52652___	26-3161860
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

P O Box 2503

   Fort Lauderdale, FL  33303

 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (954) 275-3309

9800 Mt Pyramid Court # 350

           Englewood, CO  80112

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective August 30, 2013, BioMedical Technology Solutions Holdings, Inc., a Colorado corporation (the “Company” or “BMTS”) (OTC Pink:  BMTL) entered into an Agreement and Plan of Merger (“Merger Agreement”), between the Company and MedClean Technologies, Inc., a Delaware corporation (“MedClean”) (OTC Pink: MCLN). The Merger Agreement, if consummated, would result in BMTS merging with and into MedClean, with MedClean being the surviving corporation (the “Merger”) with BMTS’s existing subsidiary, BioMedical Technology Solutions, Inc. (“BMTS Sub) surviving as a wholly owned subsidiary of MedClean.  Upon consummation of the Merger,  all issued and outstanding shares of BMTS common stock will convert into a number of shares of MedClean common stock which will represent, when issued, and after giving effect to the Debt Conversions described below, 60% of the total issued and outstanding shares of MedClean (the “Exchange Ratio”).  The Merger will result in a change in control of MedClean.  The Merger is subject to dissenters’ rights of the BMTS and MedClean shareholders.

Consummation of the acquisition is subject to the satisfaction of numerous conditions, including (i) MedClean filing all delinquent reports under Section 13(a) of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), including audited and interim financial statements, (ii) BMTS completing the preparation of two years audited financial statements complying with Regulation S-X under the Exchange Act, (iii) both MedClean and BMTS obtaining the agreements of their respective creditors to convert substantially all outstanding liabilities to shares of common stock (the “Debt Conversions”), which Debt Conversions will be given effect prior to determining the Exchange Ratio, (iv) the approval of the Merger by the shareholders of both BMTS and MedClean, (v) the preparation and effectiveness of a Registration Statement on Form S-4 registering for sale under the Securities Act of 1933, as amended (the “Securities Act”) the shares of MedClean common stock issuable to the BMTS shareholders in the Merger, (vi) subject to certain rights as set forth in the Merger Agreement, no shareholder of either BMTS or MedClean exercising statutory dissenters’ rights, (vii) complete and satisfactory due diligence and other conditions customary in transactions of this nature.  There can be no assurance as to when the transaction can or will be consummated.  A copy of the Merger Agreement is filed herewith as Exhibit 2.1

Concurrently with the execution of the Merger Agreement, BMTS and MedClean entered into a Management Agreement (“Management Agreement”), whereby pending the closing of the Merger described above, BMTS has been retained as Business Manager of MedClean to perform the day to day business operations of MedClean.  A copy of the Management Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Item	Title

2.1	Agreement and Plan of Merger dated effective August 30, 2013
10.1	Management Agreement dated September 3, 2013.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS, INC.
Date: September 5, 2013	By: /s/ Gex Richardson________ Gex Richardson, President

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